Exhibit 10.4
EXECUTION VERSION
CONFIDENTIAL TREATMENT REQUESTED
AMENDMENT NUMBER TWO
to the
FIFTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Dated as of January 27, 2010
between
NATIONSTAR MORTGAGE LLC
and
THE ROYAL BANK OF SCOTLAND PLC
     This AMENDMENT NUMBER TWO (this “Amendment Number Two”) is made this 25th day of February, 2011 (the “Amendment Effective Date”) between NATIONSTAR MORTGAGE LLC (“Seller”) and THE ROYAL BANK OF SCOTLAND PLC (“Buyer”), to that certain Fifth Amended and Restated Master Repurchase Agreement, dated as of January 27, 2010, between Seller and Buyer (as amended, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
     WHEREAS, Seller and Buyer desire to amend the Agreement to extend the termination date, modify certain pricing terms and provide for the sale of certain types of loans under the Agreement; and
     WHEREAS, Seller and Buyer have agreed to amend the Agreement as set forth herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
          SECTION 1. Amendments. As of the Amendment Effective Date, the Agreement is hereby amended as follows:
     (a) The definitions of “Loan”, “Loan-to-Value Ratio”, “Mortgage” and “Termination Date” in Section 2 of the Agreement are hereby amended and restated in their entirety to read as follows:
     “Loan” shall mean a closed-end, fully funded First Lien loan or Second Lien loan, in either case secured by a mortgage on a one to four family residential property, together with the Servicing Rights thereon, which the Custodian has been instructed to hold for Buyer pursuant to the Custodial Agreement, and which Loan includes, without limitation, (i) a Note, the related Mortgage and all other Loan Documents and (ii) all right, title and interest of Seller in and to the Mortgaged Property covered by such Mortgage.
     “Loan-to-Value Ratio” or “LTV” shall mean with respect to any Loan, the ratio expressed as a percentage of the outstanding principal amount of such Loan at the time of origination of such Loan to the lesser of (a) most recently obtained the Appraised Value of the related Mortgaged Property and (b) if the related Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the related Mortgaged Property, or if such Loan has been approved under DU (as defined above), the value attributed to the related Mortgaged Property and approved by DU.
     “Mortgage” shall mean with respect to a Loan, the mortgage, deed of trust or other instrument, which creates a First Lien or Second Lien (as indicated on the Asset Schedule) on the fee simple or leasehold estate in such real property which secures the Note.

     “Termination Date” shall mean February 24, 2012, or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.
     (b) Section 2 of the Agreement is hereby amended by adding the following new definitions thereto in proper alphabetical order:
     “Alabama Second Lien Loan” shall mean a Loan that (i) is secured by a Second Lien on the related Mortgaged Property, (ii) Seller intends to sell to the State of Alabama and (iii) is identified as an Alabama Second Lien Loan on the related Asset Schedule.
     “Amendment Effective Date” shall mean February 25, 2011.
     “Combined Loan-to-Value Ratio” or “CLTV” shall mean with respect to any Loan, the ratio of (i) the original outstanding principal amount of the Loan and any other loan which is secured by a lien on the related Mortgaged Property to (ii) the lesser of (a) the Appraised Value of the Mortgaged Property at origination of such Loan and (b) if the Mortgaged Property was purchased within twelve (12) months of the origination of the Loan, the purchase price of the Mortgaged Property, or if such Loan has been approved under Fannie Mae’s “Desktop Underwriter” program (“DU”), the value attributed to the Mortgaged Property and approved by DU.
     “Initial S&D Loan Schedule” shall mean the list of S&D Loans set forth in Schedule 5 to this Agreement, which S&D Loans are included in Seller’s balance sheet as of February 25, 2011.
     “S&D Loan” shall mean a Loan identified on the Asset Schedule as an S&D Loan and which contains one or more of the following characteristics identified on the Asset Schedule: (i) such Loan was originated more than one-hundred and eighty (180) days prior to the initial Purchase Date of such Loan, (ii) such Loan was thirty (30) or more days past due during the prior twelve (12) month period, (iii) a repurchase demand was made upon Seller by an investor with respect to such Loan, or (iv) the related Mortgage File does not contain all documents required to be delivered with respect to such Loan for sale to or securitization by an Agency. For the avoidance of doubt, each S&D Loan shall be deemed a Dry Loan under this Agreement.
     “Second Lien” shall mean with respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a mortgage note which creates a second lien on the Mortgaged Property.
     (c) Section 4(c) of the Agreement is hereby amended and restated in its entirety to read as follows:
     (c) Commitment Fee. The Seller agrees to pay to the Buyer a commitment fee equal to the Commitment Fee Amount (the “Commitment Fee”), such payment to be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to the Buyer on the Amendment Effective Date. The Commitment Fee shall be deemed earned, due and payable on the Amendment Effective Date. The Buyer may, in its sole discretion, net such Commitment Fee from the proceeds of any Purchase Price paid to Seller. The Commitment Fee is and shall be deemed to be non-refundable when paid.
     (d) Section 4 of the Agreement is hereby amended by adding the following new paragraph at the end thereof:

     (d) Non-Utilization Fee. On a quarterly basis and on the Termination Date, Buyer shall determine the average utilization of the facility during the preceding calendar quarter (or portion thereof with respect to (i) the first utilization calculation, during the period from the Effective Date to the calculation date, or (ii) with respect to the Termination Date, during the period from the date through which the last non-utilization fee calculation has been made to the Termination Date) by Seller by dividing (a) the sum of the Purchase Prices outstanding on each day during such period, by (b) the number of days in such period. If such average amount determined for any period as a percentage of the Maximum Aggregate Purchase Price (the “Utilization Percentage”) is less than 50%, Seller shall pay to Buyer on the Repurchase Dates in occurring in the last month of each calendar quarter or the Termination Date (as applicable), the Non-Utilization Fee; provided that Seller shall not be obligated to pay any Non-Utilization Fee to Buyer for any period with respect to which the Utilization Percentage in such period is greater than or equal to 50%. All payments shall be made to Buyer in Dollars, in immediately available funds, without deduction, setoff or counterclaim. Buyer may, in its sole discretion, net such Non-Utilization Fee from the proceeds of any Purchase Price paid to any Seller. Each payment of the Non-Utilization Fee is and shall be deemed to be non-refundable when paid.
     (e) Section 12(o) of the Agreement is hereby amended and restated in its entirety to read as follows:
     (o) Tangible Net Worth; Liquidity; Leverage. The ratio of Seller’s Total Indebtedness to Tangible Net Worth is not greater than 9:1. Seller’s Tangible Net Worth is not less than $175,000,000. The Seller’s Liquidity is not less than $20,000,000 as of the end of each calendar month.
     (f) Section 13(p) of the Agreement is hereby amended and restated in its entirety to read as follows:
          [Reserved]
     (g) Section 13(oo) of the Agreement is hereby amended and restated in its entirety to read as follows:
     (oo) Financial Covenants. Seller shall comply with the following financial covenants: (A) the ratio of Seller’s Total Indebtedness to Tangible Net Worth shall not at any time be greater than 9:1, (B) the Tangible Net Worth of the Seller shall at all times exceed $175,000,000 and (C) the Seller shall insure that, as of the end of each calendar month, it has Liquidity in an amount of not less than $20,000,000.
     (h) Paragraph (f) of Schedule 1 (Representations and Warranties with respect to Loans) to the Agreement is hereby amended and restated in its entirety to read as follows:
     (f) Hazard Insurance. The Mortgaged Property is insured by a fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by Seller as of the date of origination consistent with the Underwriting Guidelines and Agency Guidelines, against earthquake and other risks insured against by Persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) the outstanding principal balance of the Loan with respect to each First Lien Loan, or (B) with respect to each Alabama Second Lien Loan, the sum of the outstanding principal balance of the First Lien Loan and the outstanding principal balance of the Alabama Second Lien Loan or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines or (iv) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis. If any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, which policy conforms to the requirements of the FHA, if applicable, in an amount representing coverage not less than the least of (1) the outstanding principal balance of the Loan, (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. All such insurance policies (collectively, the “Hazard Insurance Policy”) contain a standard mortgagee clause naming Seller, its successors and assigns (including without limitation, subsequent owners of the Loan), as mortgagee, and may not be reduced, terminated or canceled without thirty (30) days’ prior written notice to the mortgagee. No such notice has been received by Seller. All premiums due and owing on such insurance policy have been paid. The related Mortgage obligates the Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from such Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” Hazard Insurance Policy covering a condominium, or any Hazard Insurance Policy covering the common facilities of a planned unit development. The Hazard Insurance Policy is the valid and binding obligation of the insurer and is in full force and effect. Seller has not engaged in, and has no knowledge of the Mortgagor’s having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by Seller.
     (i) Paragraph (j) of Schedule 1 (Representations and Warranties with respect to Loans) to the Agreement is hereby amended and restated in its entirety to read as follows:
     (j) Valid Lien. The Mortgage is a valid, subsisting, enforceable and perfected (A) first lien and first priority security interest with respect to each Loan which is indicated by Seller to be a First Lien (as reflected on the Asset Schedule), or (B) second lien and second priority security interest with respect to each Loan which is indicated by Seller to be an Alabama Second Lien Loan (as reflected on the Asset Schedule), in either case, on the real property included in the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:
     (1) the lien of current real property taxes and assessments not yet due and payable;
     (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Loan or (b) which do not adversely affect the Appraised Value of the related Mortgaged Property set forth in such appraisal;

     (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and
     (4) with respect to each Loan which is indicated by Seller to be an Alabama Second Lien Loan (as reflected on the Asset Schedule) a First Lien on the Mortgaged Property.
Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Loan establishes and creates a valid, subsisting and enforceable (A) first lien and first priority security interest with respect to each Loan which is indicated by Seller to be a First Lien (as reflected on the Asset Schedule), or (B) Second Lien and second priority security interest with respect to each Loan which is indicated by Seller to be an Alabama Second Lien Loan (as reflected on the Asset Schedule), in either case, on the property described therein and Seller has full right to pledge and assign the same to Buyer. The Mortgaged Property was not, as of the date of origination of the Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage, unless otherwise disclosed to Buyer in writing on or prior to the date on which such Loan becomes subject to a Transaction hereunder.
     (j) Paragraph (m) of Schedule 1 (Representations and Warranties with respect to Loans) to the Agreement is hereby amended and restated in its entirety to read as follows:
     (m) Ownership. Seller is the sole owner and holder of the Loan (including without limitation the Servicing Rights appurtenant thereto). All Loans acquired by Seller from third parties (including affiliates) were acquired in a true and legal sale pursuant to which such third party sold, transferred, conveyed and assigned to Seller all of its right, title and interest in, to and under such Loan and retained no interest in such Loan. In connection with such sale, such third party received reasonably equivalent value and fair consideration and, in accordance with GAAP and for federal income tax purposes, reported the sale of such Loan to Seller as a sale of its interests in such Loan. The Loan is not assigned or pledged, and Seller has good, indefeasible and marketable title thereto, and has full right to transfer, pledge and assign the Loan to Buyer free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to assign, transfer and pledge each Loan pursuant to this Agreement and following the pledge of each Loan, Buyer will hold such Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of this Agreement.
     (k) Paragraph (o) of Schedule 1 (Representations and Warranties with respect to Loans) to the Agreement is hereby amended and restated in its entirety to read as follows:
     (o) LTV. As of the date of origination of the Loan, the LTV and CLTV (if applicable) are as identified on the Asset Schedule.
     (l) Paragraph (p) of Schedule 1 (Representations and Warranties with respect to Loans) to the Agreement is hereby amended and restated in its entirety to read as follows:
     (p) Title Insurance. The Loan is covered by either (i) an attorney’s opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located, (ii) an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac and each such title insurance policy is issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, (iii) an attorney’s opinion of title and abstract of title, the form and substance of which is acceptable to the FHA with respect to FHA Loans, or (iv) an ALTA lender’s title insurance policy or other generally acceptable form of policy of insurance acceptable to the FHA with respect to the FHA Loans, and each such title insurance policy is issued by a title insurer acceptable to FHA and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Loan (including, to the extent a Note provides for Negative Amortization, the maximum amount of Negative Amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (1), (2), (3) and, with respect to each Loan which is indicated by Seller to be an Alabama Second Lien Loan (as reflected on the Asset Schedule) clause (4) of paragraph (j) of this Part I of Schedule 1, and in the case of Adjustable Rate Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses. Seller, its successors and assigns, are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder or servicer of the related Mortgage, including Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by Seller.
     (m) Paragraph (q) of Schedule 1 (Representations and Warranties with respect to Loans) to the Agreement is hereby amended by adding the following at the end thereof:
With respect to each Loan which is indicated by Seller to be an Alabama Second Lien Loan (as reflected on the Asset Schedule) (i) the First Lien is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such First Lien mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the First Lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Alabama Second Lien Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the First Lien mortgage.
     (n) Paragraph (dd) of Schedule 1 (Representations and Warranties with respect to Loans) to the Agreement is hereby amended and restated in its entirety to read as follows:
     (dd) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the origination of the Loan have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having (A) first lien priority with respect to each Loan which is indicated by Seller to be a First Lien (as reflected on the Asset Schedule), or (B) second lien priority with respect to each Loan which is indicated by Seller to be an Alabama Second Lien

Loan (as reflected on the Asset Schedule), in either case, by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Loan.
     (o) Paragraph (ff) of Schedule 1 (Representations and Warranties with respect to Loans) to the Agreement is hereby amended and restated in its entirety to read as follows:
     (ff) Collection Practices; Escrow Deposits: Interest Rate Adjustments. The origination and collection practices used by the originator, each servicer of the Loan and Seller with respect to the Loan have been in all material respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all material respects legal and proper. With respect to escrow deposits and Escrow Payments (other than with respect to each Loan which is indicated by Seller to be an Alabama Second Lien Loan and for which the mortgagee under the First Lien is collecting Escrow Payments (as reflected on the Asset Schedule), all such payments are in the possession of, or under the control of, Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law, has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due Seller have been capitalized under the Mortgage or the Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.
     (p) Paragraph (bbb) of Schedule 1 (Representations and Warranties with respect to Loans) to the Agreement is hereby amended and restated in its entirety to read as follows:
     (bbb) Custodian. With respect to each Loan, the Custodian shall be in possession of each required Loan Document for such Loan, other than a Wet Loan, a S&D Loan that has been identified on the Asset Schedule as missing the documents referenced in items (vii) and/or (ix) of Exhibit M to the Custodial Agreement, or Loan Documents that are released pursuant to the terms of the Custodial Agreement. With respect to each Loan Document that has been released from the possession of the Custodian under Section 6(a) of the Custodial Agreement to Seller or its bailee, such Loan Document shall be returned to the Custodian within ten (10) calendar days (or if such tenth day is not a Business Day, the next succeeding Business Day) of release thereof. With respect to each Loan Document that has been released from the possession of the Custodian under Section 6(b) of the Custodial Agreement under any Transmittal Letter such Loan Document shall be returned to the Custodian within the time period stated in such Transmittal Letter. With respect to each Loan Document that has been released from the possession of the Custodian under Section 6(c) of the Custodial Agreement under an Attorney Bailee Letter, such Loan Document shall be returned to the Custodian from and after the date such Attorney’s Bailee Letter is terminated or ceases to be in full force and effect.
     (q) Schedule 1 (Representations and Warranties with respect to Loans) to the Agreement is hereby amended by adding the following new subclause at the end thereof:
     (jjj) First Lien Consent. With respect to each Loan which is an Alabama Second Lien Loan, (i) if the related first lien provides for negative amortization, the LTV was calculated at the maximum principal balance of such first lien that could result upon application of such negative amortization feature, and (ii) either no consent for the Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File.
     (r) The Agreement is hereby amended by adding new Schedule 5 attached hereto as Annex I immediately after the end of Schedule 4 to the Agreement.
     (s) Exhibit A to the Agreement is hereby amended and restated in its entirety and replaced with Exhibit A attached hereto as Annex II.
     (t) Exhibit F to the Agreement is hereby amended and restated in its entirety and replaced with Exhibit F attached hereto as Annex III.
     (u) Exhibit G to the Agreement is hereby amended and restated in its entirety and replaced with Exhibit G attached hereto as Annex IV.
          SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.
          SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.
          SECTION 4. Conditions Precedent. This Amendment Number Two shall become effective on the Amendment Effective Date, provided that the Buyer shall have received this Amendment Number Two delivered by a duly authorized officer of the Seller and such other documents as the Buyer or counsel to the Buyer may reasonably request.
          SECTION 5. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
          SECTION 6. Governing Law. THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
          SECTION 7. Counterparts. This Amendment Number Two may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Amendment Number Two, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Amendment Number Two shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

          SECTION 8. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
[Signature Page Follows]

     IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

NATIONSTAR MORTGAGE LLC (Seller)
By:	/s/ Gregory A. Oniu
	Name:	Gregory A. Oniu
	Title:	SVP

THE ROYAL BANK OF SCOTLAND PLC (Buyer)
By:	RBS Securities Inc., its agent

By:	/s/ Regina Abayer
	Name:	Regina Abayer
	Title:	Vice President

ANNEX I
Schedule 5
Initial S&D Loan Schedule

ANNEX II
EXHIBIT A
QUARTERLY CERTIFICATION
     I, _______________________, _______________________ of Nationstar Mortgage LLC (the “Seller”), in accordance with that certain Fifth Amended and Restated Master Repurchase Agreement (as amended, supplemented or otherwise modified from time to time, “Agreement”), dated as of January 27, 2010, between the Seller and The Royal Bank of Scotland PLC do hereby certify that:
     (a) The Seller is in compliance in all material respects with all provisions and terms of the Agreement and all other Program Documents;
     (b) no Default or Event of Default has occurred under the Agreement;
     (c) all material modifications to the Underwriting Guidelines since the date of the most recent disclosure to Buyer of any modification to the Underwriting Guidelines have been provided to the Buyer; and
     (iv) (A) Seller’s Tangible Net Worth, from [________] and thereafter, has at all times exceeded $175,000,000; (B) Seller’s ratio of Total Liabilities to its Tangible Net Worth has not at any time from [________] and thereafter been greater than 9:1; and (C) as of [___], the Seller’s Liquidity is not less than $20,000,000. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Agreement.
     IN WITNESS WHEREOF, I have signed this certificate.
Date: _______________, 201__

NATIONSTAR MORTGAGE LLC
By:
Name:
Title:

ANNEX III
EXHIBIT F
REQUIRED FIELDS FOR SERVICING TRANSMISSION
1.	Loan #

2.	Borrower Name

3.	Address

4.	City

5.	State

6.	Zip

7.	Note Amount / Original Balance

8.	Interest Rate

9.	Term

10.	P & I Pymt

11.	Property Type

12.	Fixed/ARM flag

13.	Product Code (e.g. 3/27, 2/28, Fixed, Balloon)

14.	Note / Closing Date

15.	ARM Index

16.	Rate Adjustment Date

17.	Rate Adjustment Frequency

18.	Initial Periodic Cap

19.	Periodic Cap

20.	Minimum Rate

21.	Maximum Rate

22.	MERS Identification #

23.	Next Due Date

24.	LTV or CLTV (if applicable)

25.	Loan Type (Early Purchase Program Loan or non-Early Purchase Program Loan)

26.	S&D Loan (yes/no)

27.	Wet Loan/Dry Loan

28.	If a Loan is an S&D Loan, the reason(s) that such Loan is an S&D Loan

29.	First Lien Loan/Alabama Second Lien Loan

F-13

ANNEX IV
EXHIBIT G
REQUIRED FIELDS FOR ASSET SCHEDULE
1.	Loan #

2.	Borrower Name

3.	Address

4.	City

5.	State

6.	Zip

7.	Note Amount / Original Balance

8.	Interest Rate

9.	Term

10.	P & I Pymt

11.	Property Type

12.	Fixed/ARM flag

13.	Product Code (e.g. 3/27, 2/28, Fixed, Balloon)

14.	Note / Closing Date

15.	ARM Index

16.	Rate Adjustment Date

17.	Rate Adjustment Frequency

18.	Initial Periodic Cap

19.	Periodic Cap

20.	Minimum Rate

21.	Maximum Rate

22.	MERS Identification #

23.	Next Due Date

24.	LTV or CLTV (if applicable)

25.	Loan Type (Early Purchase Program Loan or non-Early Purchase Program Loan)

26.	S&D Loan (yes/no)

27.	Wet Loan/Dry Loan

28.	If a Loan is an S&D Loan, the reason(s) that such Loan is an S&D Loan

29.	First Lien Loan/Alabama Second Lien Loan

F-14

EXECUTION VERSION
CONFIDENTIAL TREATMENT REQUESTED
AMENDMENT NUMBER TWO
to the
FIFTH AMENDED AND RESTATED PRICING SIDE LETTER
Dated as of January 27, 2010
between
NATIONSTAR MORTGAGE LLC
and
THE ROYAL BANK OF SCOTLAND PLC
     This AMENDMENT NUMBER TWO (this “Amendment Number Two”) is made this 25th day of February, 2011 (the “Amendment Effective Date”) between NATIONSTAR MORTGAGE LLC (“Seller”) and THE ROYAL BANK OF SCOTLAND PLC (“Buyer”), to that certain Fifth Amended and Restated Pricing Side Letter, dated as of January 27, 2010, between Seller and Buyer, as amended, supplemented or otherwise modified from time to time (the “Side Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Side Letter.
RECITALS
     WHEREAS, Seller has requested that Buyer agree to amend certain pricing terms and permit certain types of loans to be eligible under the Side Letter as more fully set forth herein; and
     WHEREAS, Seller and Buyer have agreed to amend the Side Letter as set forth herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
          SECTION 1. Amendments. As of the Amendment Effective Date, the Side Letter is hereby amended as follows:
     (a) Section 1 of the Side Letter is hereby amended by deleting the definitions “Applicable Margin”, “Commitment Fee Amount”, “Eligible Loan”, “Par Margin Percentage”, “Pricing Rate” and “Purchase Price” in their entirety and replacing them with the following new definitions in proper alphabetical order:
     “Applicable Margin” shall mean, (i) with respect to Eligible Loans and Eligible Participation Certificates, [***] and (ii) with respect to Eligible Securities, [***].
     “Commitment Fee Amount” shall mean an annualized amount equal the product of (i) [***] and (ii) the Maximum Aggregate Purchase Price.
[***] Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

     “Eligible Loan” shall mean an Early Purchase Program Loan, an S&D Loan, a Non-Conforming Loan or an Agency Takeout Loan secured by a First Lien or a Second Lien (solely in the case of an Alabama Second Lien Loan), in either case on a one to four family residential property and as to which (i) the representations and warranties in Section 12(v) and 12(w) and Schedule 1 of the Agreement are correct, (ii) was originated or acquired by Seller in accordance with Seller’s or Buyer approved third party’s Underwriting Guidelines, (iii) if such Loan is a Dry Loan, contains all Loan Documents required under the Custodial Agreement to be provided to the Custodian for such Loan without Exceptions unless otherwise waived by Buyer, (iv) compiles with any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, all applicable predatory and abusive lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of such Loan and will not involve the violation of any such laws or regulations following the consummation of the transactions contemplated by the Agreement and (v) such other customary criteria for eligibility determined by Buyer shall have been satisfied. No Loan shall be an Eligible Loan:
     (1) in respect of which there is a material breach of a representation and warranty set forth on Schedule 1 or there is an Exception which was not otherwise waived by Buyer;
     (2) which has been released from the possession of the Custodian under Section 6(a) of the Custodial Agreement to the Seller or its bailee for a period in excess of ten (10) calendar days (or if such tenth day is not a Business Day, the next succeeding Business Day);
     (3) which has been released from the possession of the Custodian (i) under Section 6(b) of the Custodial Agreement under any Transmittal Letter in excess of the time period stated in such Transmittal Letter for release, or (ii) under Section 6(c) of the Custodial Agreement under an Attorney Bailee Letter, from and after the date such Attorney’s Bailee Letter is terminated or ceases to be in full force and effect;
     (4) if such Loan is not subject to a Takeout Commitment (unless such Loan is a Best Execution Loan);
     (5) if the Purchase Price of such Loan, when added to the aggregate outstanding Purchase Price of all Purchased Assets then subject to Transactions, exceeds the Maximum Aggregate Purchase Price;
     (6) if such Loan has been subject to Transactions for more than sixty (60) days (whether or not consecutive), unless such Loan is an Agency Eligible Loan or an S&D Loan;
     (7) if such Loan has been subject to Transactions for more than ninety (90) days (whether or not consecutive), unless such Loan is an S&D Loan;
     (8) in respect of which (a) the related Mortgaged Property is the subject of a foreclosure proceeding or (b) the related Note has been extinguished under relevant state law in connection with a judgment of foreclosure or foreclosure sale or otherwise;
     (9) if (a) the related Note or the related Mortgage is not genuine or is not the legal, valid, binding and enforceable obligation of the maker thereof, subject to no right of rescission, set-off, counterclaim or defense, or (b) such Mortgage, is not a valid, subsisting, enforceable and perfected First Lien on the Mortgaged Property, unless such Loan is an Alabama Second Lien Loan;

     (10) if such Loan is a Wet Loan subject to Transactions for more than twelve (12) Business Days;
     (11) if such Loan was originated more than thirty (30) days prior to the initial Purchase Date of such Loan, unless such Loan is an S&D Loan;
     (12) if such Loan is not a First Lien Loan, unless such Loan is an Alabama Second Lien Loan;
     (13) if such Loan is thirty (30) or more days past due, unless such Loan is an S&D Loan;
     (14) if such Loan has been delinquent at any time in the past twelve (12) months, unless such Loan is an S&D Loan;
     (15) if such Loan is a Manufactured Home Loan and the Purchase Price of such Loan, when added to the aggregate outstanding Purchase Price of all Manufactured Home Loans then subject to Transactions exceeds at any time $3,000,000;
     (16) in respect of which the related Mortgagor is the subject of a bankruptcy proceeding;
     (17) if the related Mortgagor has not made its first contractually due payment on such Loan within thirty (30) days of the related Due Date therefor;
     (18) if such Loan is a Non-Conforming Loan and the Purchase Price of such Loan, when added to the aggregate outstanding Purchase Price of all Non-Conforming Loans then subject to Transactions exceeds at any time $10,000,000;
     (19) if such Loan is a Seasoned Agency Eligible Loan and the Purchase Price of such Loan, when added to the aggregate outstanding Purchase Price of all Seasoned Agency Eligible Loans then subject to Transactions exceeds at any time 2% of the aggregate outstanding Purchase Price of all Assets then subject to Transactions;
     (20) if such Loan is a Wet Loan, and on any date of determination (other than during the Ramp-up Period), the Purchase Price of such Loan, when added to the aggregate outstanding Purchase Price of all Purchased Loans that are Wet Loans then subject to Transactions exceeds 30% of the Maximum Aggregate Purchase Price;
     (21) if such Loan is a Wet Loan, and on any date of determination during the Ramp-up Period, the Purchase Price of such Loan, when added to the aggregate outstanding Purchase Price of all Purchased Loans that are Wet Loans then subject to Transactions exceeds 40% of the aggregate outstanding Purchase Price of all Purchased Assets then subject to Transactions;
     (22) if such Loan is an Early Purchase Program Loan and Seller has not completed and transmitted the Applicable Agency Schedule to the applicable Agency in accordance with Section 3(i) of the Agreement;
     (23) if such Loan is an S&D Loan, and the Purchase Price of such Loan, when added to the aggregate outstanding Purchase Price of all S&D Loans then subject to Transactions exceeds $5,000,000;

     (24) if such Loan is an S&D Loan and such Loan not identified on the Initial S&D Loan Schedule (unless otherwise agreed to by Buyer in its sole discretion); or
     (25) if such Loan is an S&D Loan and the related Mortgage File does not contain an appraisal of the related Mortgage Property signed and dated within six (6) months of the related Purchase Date thereof (or within such other time period as Buyer may request in writing).
     “Par Margin Percentage” shall mean with respect to each Asset, the percentage set forth in the “Par Margin Percentage” column of Exhibit A hereto.
     “Pricing Rate” shall, as of any date of determination, be equal to the sum of (i) the one-month LIBO Rate as of such date of determination plus (ii) the Applicable Margin. The Pricing Rate is calculated on the basis of a 360-day year and the actual number of days elapsed between the Purchase Date and the Repurchase Date.
     “Purchase Price” shall mean the price at which Purchased Assets are transferred by Seller to Buyer in a Transaction, which shall be equal to the product of (i) the Applicable Percentage and (ii) (x) in the case of Purchased Loans and Purchased Participation Certificates, the lesser of (A) the outstanding principal amount of the related Purchased Loans or the Related Loans, as applicable and (B) the Market Value of the related Purchased Loans or the Related Loans, as applicable and (y) in the case of Purchased Securities, the related Takeout Price.
     (b) Section 1 of the Side Letter is hereby amended by adding the following new definition thereto in proper alphabetical order:
     “Non-Utilization Fee” shall mean a non-utilization fee in an amount equal to the product of (i) fifty basis points (0.50%) per annum, times (ii) the Maximum Aggregate Purchase Price, times (iii) 1 minus the Utilization Percentage.
     (c) Section 1 of the Side Letter is hereby amended by deleting the definition of “LIBOR Floor” in its entirety.
     (d) Exhibit A to the Side Letter is hereby amended and restated in its entirety and replaced with the Exhibit A attached hereto as Annex I.
          SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Side Letter.
          SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of that certain Fifth Amended and Restated Master Repurchase Agreement, dated as of January 27, 2010 (the “Repurchase Agreement”), between Buyer and Seller, as amended from time to time.
          SECTION 4. Conditions Precedent. This Amendment Number Two shall become effective on the Amendment Effective Date, provided that the Buyer shall have received this Amendment Number Two delivered by a duly authorized officer of the Seller and such other documents as the Buyer or counsel to the Buyer may reasonably request.
          SECTION 5. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Side Letter and each other

Program Document and no Default or Event of Default has occurred and is continuing under the Repurchase Agreement or any other Program Document.
          SECTION 6. Governing Law. THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
          SECTION 7. Counterparts. This Amendment Number Two may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Amendment Number Two, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Amendment Number Two shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.
          SECTION 8. Limited Effect. Except as amended hereby, the Side Letter shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Side Letter or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Side Letter, any reference in any of such items to the Side Letter being sufficient to refer to the Side Letter as amended hereby.
[Signature Page Follows]

     IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

NATIONSTAR MORTGAGE LLC (Seller)
By:	/s/ Gregory A. Oniu
	Name:	Gregory A. Oniu
	Title:	SVP

THE ROYAL BANK OF SCOTLAND PLC (Buyer)
By:	RBS Securities Inc., its agent

By:	/s/ Regina Abayer
	Name:	Regina Abayer
	Title:	Vice President

ANNEX I
EXHIBIT A

	Days Such Assets
	are Subject to		Applicable	Par Margin	MV Margin
Asset Type	Transactions	Applicable Sublimit	Percentage	Percentage	Percentage
	(whether or not
	consecutive)
Non-Conforming Loans (other than S&D Loans and Alabama Second Lien Loans) that are Dry Loans	45 or fewer calendar days	(i) $10,000,000 minus (ii) the aggregate Purchase Price of all Non-Conforming Loans that are Dry Loans subject to Transactions (whether or not consecutive) for between 46 days and 60 days (inclusive)	96%	[***]	[***]

	between 46 calendar days and 60 calendar days (inclusive)	(i) $10,000,000 minus (ii) the aggregate Purchase Price of all Non-Conforming Loans that are Dry Loans subject to Transactions (whether or not consecutive) for 45 or fewer days	90%	[***]	[***]

	more than 60 calendar days	0%	0%	[***]	[***]

Agency Eligible Loans (other than Manufactured Home Loans, S&D Loans and Alabama Second Lien Loans) that are Dry Loans or Securities	45 or fewer calendar days	100%	96%	[***]	[***]

	between 46 calendar days and 60 calendar days(inclusive)	100%	90%	[***]	[***]

	between 61 calendar days and 90 calendar days (inclusive)	2% of aggregate outstanding Purchase Price	80%	[***]	[***]

	more than 90 calendar days	0%	0%	[***]	[***]
[***] Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

	Days Such Assets
	are Subject to		Applicable	Par Margin	MV Margin
Asset Type	Transactions	Applicable Sublimit	Percentage	Percentage	Percentage
	(whether or not
	consecutive)
Manufactured Home Loans that are Dry Loans	45 or fewer calendar days	(i) $3,000,000 minus (ii) the sum of the (x) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for between 46 days and 60 days (inclusive) and (y) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for between 61 days and 90 days (inclusive)	93%	[***]	[***]

	between 46 calendar days and 60 calendar days (inclusive)	(i) $3,000,000 minus (ii) the sum of the (x) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for 45 or fewer days and (y) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for between 61 days and 90 days (inclusive)	88%	[***]	[***]

	between 61 calendar days and 90 calendar days (inclusive)	(i) $3,000,000 minus (ii) the sum of the (x) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for 45 or fewer days and (y) aggregate Purchase Price of all Manufactured Home Loans subject to Transactions (whether or not consecutive) for between 46 days and 60 days (inclusive)	78%	[***]	[***]

	more than 90 calendar days	0%	0%	[***]	[***]
[***] Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

	Days Such Assets
	are Subject to		Applicable	Par Margin	MV Margin
Asset Type	Transactions	Applicable Sublimit	Percentage	Percentage	Percentage
	(whether or not
	consecutive)
S&D Loans (other than S&D Loans that are Alabama Second Lien Loans)	N/A	$5,000,000	50%	[***]	[***]

Wet Loans (other than Wet Loans that are Alabama Second Lien Loans)	12 or fewer Business Days	30% of Maximum Aggregate Purchase Price (other than during Ramp Up Period)	96%	[***]	[***]

		40% of aggregate outstanding Purchase Price (during Ramp Up Period)

	more than 12 Business Days	0%	0%	[***]	[***]

Alabama Second Lien Loans	N/A	0%	0%	[***]	[***]
[***] Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

	Days Such Assets
	are Subject to		Applicable	Par Margin	MV Margin
Asset Type	Transactions	Applicable Sublimit	Percentage	Percentage	Percentage
	(whether or not
	consecutive)
FNMA and GNMA I Participation Certificates	3 or fewer Business Days	100%	96%	[***]	[***]

	between 4 and 6 Business Days (inclusive)	100%	85%	[***]	[***]

	more than 6 Business Days	0%	0%	[***]	[***]

GNMA II Participation Certificates	4 or fewer Business Days	100%	96%	[***]	[***]

	between 5 and 6 Business Days (inclusive)	100%	85%	[***]	[***]

	more than 6 Business Days	0%	0%	[***]	[***]

FHLMC Participation Certificates	5 or fewer Business Days	100%	96%	[***]	[***]

	6 Business Days	100%	85%	[***]	[***]

	more than 6 Business Days	0%	0%	[***]	[***]
[***] Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.